FEDERATED EQUITY INCOME FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

CLASS F SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus for Class A Shares, Class B Shares, and Class C Shares, and the prospectus for Class F Shares of Federated Equity Income Fund, Inc. (the "Fund"), dated July 31, 1997. This Statement is not a prospectus itself. You may request a copy of either prospectus or a paper copy of this Statement, if you received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED EQUITY INCOME FUND, INC.
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE PITTSBURGH, PA 15237-7000 Statement dated July 31, 1997 (Revised January 31, 1998)

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313915100 Cusip 313915209 Cusip 313915308 Cusip 313915407 8062806B (1/98)
     [Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND                                1
 INVESTMENT OBJECTIVES AND POLICIES                                1
 Convertible Securities                                            1
 Temporary Investments                                             1
 Warrants                                                          2
 When-Issued and Delayed Delivery Transactions                     2
 Repurchase Agreements                                             2
 Futures and Options Transactions                                  2
 Restricted and Illiquid Securities                                4
 Lending of Portfolio Securities                                   4
 Reverse Repurchase Agreements                                     4
 Portfolio Turnover                                                4
 Investing in Securities of Other Investment Companies             4
 INVESTMENT LIMITATIONS                                            5
 Buying on Margin                                                  5
 Selling Short                                                     5
 Issuing Senior Securities and Borrowing Money                     5
 Pledging Assets                                                   5
 Investing in Minerals or Real Estate                              5
 Investing in Commodities                                          5
 Investing in Restricted Securities                                5
 Underwriting                                                      5
 Lending Cash or Securities                                        5
 Concentration of Investments                                      5
 Diversifications of Investments                                   6
 Arbitrage Transactions                                            6
 Acquiring Securities                                              6
 Writing Covered Call Options and Purchasing Put Options           6
 Investing in Illiquid Securities                                  6
 FEDERATED EQUITY INCOME FUND, INC. MANAGEMENT                     7
 Fund Ownership                                                   10
 Directors Compensation                                           11
 Director Liability                                               11
 INVESTMENT ADVISORY SERVICES                                     11
 Adviser to the Fund                                              11
 Advisory Fees                                                    12
 BROKERAGE TRANSACTIONS                                           12
 OTHER SERVICES                                                   12
 Fund Administration                                              12
 Custodian and Portfolio Accountant                               12
 Transfer Agent                                                   12
 Independent Auditors                                             12
 PURCHASING SHARES                                                13
 Quantity Discounts and Accumulated Purchases                     13
 Concurrent Purchases                                             13
 Letter of Intent                                                 13
 Reinvestment Privilege                                           14
 Conversion of Class BShares                                      14
 Distribution Plan and Shareholder Services                       14
 Conversion to Federal Funds                                      15
 Purchases by Sales Representatives, Fund Directors,
   and Employees                                                  15
 Exchanging Securities for Fund Shares                            15
 DETERMINING NET ASSET VALUE                                      16
 Determining Market Value of Securities                           16
 REDEEMING SHARES                                                 16
 Redemption in Kind                                               16
 Contingent Deferred Sales Charge                                 16
 TAX STATUS                                                       17
 The Fund's Tax Status                                            17
 Shareholders' Tax Status                                         17
 TOTAL RETURN                                                     18
 YIELD                                                            18
 CURRENT DISTRIBUTIONS                                            18
 PERFORMANCE COMPARISONS                                          19
 Economic and Market Information                                  20
 ABOUT FEDERATED INVESTORS                                        20
 Mutual Fund Market                                               20
 Institutional Clients                                            21
 Bank Marketing                                                   21
 Broker/Dealers and Bank Broker/Dealer Subsidiaries               21
 FINANCIAL STATEMENTS                                             21


GENERAL INFORMATION ABOUT THE FUND

The Fund was incorporated under the laws of the State of Maryland on July 29, 1986. It is qualified to do business as a foreign corporation in Pennsylvania. On February 26, 1996, the Board of Directors approved an amendment to the Articles of Incorporation of the Fund to change the name of the Fund from Liberty Equity Income Fund, Inc. to Federated Equity Income Fund, Inc. On December 21, 1992, shareholders of the Fund approved changing the name of the Fund from Convertible Securities and Income, Inc., to Liberty Equity Income Fund, Inc. Shares of the Fund are offered in four classes known as Class A Shares, Class B Shares, Class C Shares, and Class F Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common up to the first call price. They are effectively capped at that point unless the common rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

TEMPORARY INVESTMENTS

The temporary investments in which the Fund may invest include, but are not limited to:

   * commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors Service, Inc., and Europaper rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Fund's investment Adviser, Federated Advisers (the "Adviser"), has determined that such investment presents minimal credit risks;
   * instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposits ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
   * obligations of the U.S. government or its agencies or instrumentalities;
   * repurchase agreements; and
   * other short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting investments for the Fund.

WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Directors (the "Directors").

FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.

FINANCIAL FUTURES CONTRACTS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

RESTRICTED AND ILLIQUID SECURITIES

The Fund expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

The Directors may consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in the Fund's portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. For the fiscal years ended March 31, 1997 and 1996, the portfolio turnover rates were 75% and 96%, respectively.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

INVESTMENT LIMITATIONS

BUYING ON MARGIN

The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

SELLING SHORT

The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

INVESTING IN MINERALS OR REAL ESTATE

The Fund will not invest in oil, gas, or other mineral exploration or development programs, or real estate, except that it may purchase portfolio instruments issued by companies that invest in or sponsor such interests.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities law (except for commercial paper issued under Section 4(2) of the Securities Act of 1933).

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

ARBITRAGE TRANSACTIONS

The Fund will not engage in arbitrage transactions.

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may purchase up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Directors and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not commit more than 5% of the value of its total assets to premiums on open option positions.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and restricted securities which the Adviser believes can be sold within seven days), non-negotiable time deposits in repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money, invest in reverse repurchase agreements, pledge securities, or sell securities short in excess of 5% of the value of its total assets during the last fiscal year and has no present intention to do so in the current fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED EQUITY INCOME FUND, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Equity Income Fund, Inc., and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

Gregor F. Meyer
203 Kensington Ct.
Pittsburgh, PA

Birthdate: October 6, 1926

Director

Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

FUND OWNERSHIP

As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: Merrill Lynch Pierce Fenner & Smith (as record owner holding Class A Shares for its clients), Jacksonville, Florida, owned approximately 1,859,539 Class A Shares (5.84%).

As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: Sheldon & Co., National City Bank, Cleveland, Ohio, owned approximately 2,413,236 Class A Shares (7.57%).

As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Fund: Merrill Lynch Pierce Fenner & Smith (as record owner holding Class B Shares for its clients), Jacksonville, Florida, owned approximately 2,701,139 Class B Shares (8.11%).

As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding Class C Shares of the Fund: Merrill Lynch Pierce Fenner & Smith (as record owner holding Class C Shares for its clients), Jacksonville, Florida, owned approximately 3,046,357 Class C Shares
(43.88%).

As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding Class F Shares of the Fund: Merrill Lynch Pierce Fenner & Smith (as record owner holding Class F Shares for its clients), Jacksonville, Florida, owned approximately 1,331,590 Class F Shares
(22.36%).

DIRECTOR COMPENSATION

                             AGGREGATE

           NAME,           COMPENSATION

       POSITION WITH            FROM          TOTAL COMPENSATION PAID

            FUND               FUND*#            FROM FUND COMPLEX+

  John F. Donahue,         $0             $0 for the Fund and
  Chairman and Director                   56 other investment companies in
                                          the Fund Complex

  J. Christopher Donahue,  $0             $0 for the Fund and
  Executive Vice President                18 other investment companies in
  and Director                            the Fund Complex

  Thomas G. Bigley,        $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  John T. Conroy, Jr.,     $1,569.91      $119,615 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  William J. Copeland,     $1,569.91      $119,615 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  James E. Dowd,           $1,569.91      $119,615 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Lawrence D. Ellis, M.D., $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Edward L. Flaherty, Jr., $1,569.91      $119,615 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Peter E. Madden,         $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Gregor F. Meyer,         $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  John E. Murray, Jr.,     $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Wesley W. Posvar,        $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

  Marjorie P. Smuts,       $1,426.98      $108,725 for the Fund and
  Director                                56 other investment companies in
                                          the Fund Complex

* Information is furnished for the fiscal year ended March 31, 1997.

# The aggregate compensation is provided for the Corporation which was comprised of one portfolio, as of March 31, 1997.

+ The information is provided for the last calendar year.

DIRECTOR LIABILITY

The Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment Adviser is Federated Advisers. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in the respective prospectuses. During the fiscal years ended March 31, 1997, 1996, and 1995, the Fund's Adviser earned $4,100,883,
$1,573,643, and $960,072, respectively, of which $0, $418,318, and $570,904, respectively, were voluntarily waived because of undertakings to limit the Fund's expenses.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended March 31, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $1,109,630, $611,535, and $363,114, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the respective prospectuses. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended March 31, 1997, 1996, and 1995, the Administrators earned $516,371, $214,999, and $200,945, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, PA.

PURCHASING SHARES

Except under certain circumstances described in the respective prospectuses, Shares are sold at their net asset value (plus a sales charge on Class A Shares and Class F Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "Investing in the Fund" and "Purchasing Shares."

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

As described in the prospectuses, larger purchases reduce or eliminate the sales charge paid. The Fund will combine purchases of Class A Shares and Class F Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares and Class F Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

In addition, the Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on Class F Share redemptions. For example, if a shareholder already owns Class F Shares having current value at the public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to 0.50% of those additional Class F Shares.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the purchase is made that Class A Shares or Class F Shares are already owned or that purchases are being combined. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction or elimination, a shareholder has the privilege of combining concurrent purchases of Class A Shares or Class F Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds"), the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $30,000 in the Class A Shares of one of the other Federated Funds with a sales charge, and $20,000 in this Fund, the sales charge would be reduced.

To receive this sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

LETTER OF INTENT

If a shareholder intends to purchase at least $50,000 of Class A Shares or at least $1 million of Class F Shares of Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 5.50% (in the case of Class A Shares) or 1.00% (in the case of Class F Shares) of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the sales charge.

The letter of intent for Class F Shares also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13-month period.

While this letter of intent will not obligate the shareholder to purchase Class A Shares or Class F Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares or Class F Shares of any Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

The reinvestment privilege is available for all Shares of the Fund. If Class A Shares in the Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Similarly, shareholders who redeem Class B Shares, Class C Shares or Class F Shares may be reinvested in the same Share class within 120 days but would not be entitled to a reimbursement of the contingent deferred sales charge if paid at the time of redemption. However, such reinvested shares would not be subject to a contingent deferred sales charge upon later redemption. In addition, if the Class B, Class C or Class F Shares were reinvested through a financial intermediary, the financial intermediary would not be entitled to an advanced payment from Federated Securities Corp. on the reinvested Shares. Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If the shareholder redeems Shares in the Fund, there may be tax consequences.

CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the 15th of the month eight full years from the purchase date and will no longer be subject to a fee under the distribution plan. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such a ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

With respect to all classes of Shares, the Fund has adopted a Distribution Plan in accordance with Investment Company Act Rule 12b-1. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to all classes of Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Distribution Plan, the Directors expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended March 31, 1997, payment in the amounts of $1,645,601 (Class B Shares), $556,995 (Class C Shares) and $176,501 (Class F Shares), were made pursuant to the Distribution Plans. The Fund is not currently making payments under the Distribution Plan for Class A Shares, nor does it anticipate doing so in the immediate future. In addition, for the fiscal year ended March 31, 1997, payment in the amounts of $798,002 (Class A Shares), $548,534 (Class B Shares), $185,665 (Class C Shares), and $176,501 (Class F Shares), was made pursuant to the Shareholder Services Agreement, of which $127,680 (Class A Shares), $0 (Class B Shares), $0 (Class C Shares), and $7,703 (Class F Shares) was waived.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholders Services acts as the shareholder's agent in depositing checks and converting them to federal funds.

PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES

The following individuals and their immediate family members may buy Class A Shares and Class F Shares at net asset value without a sales charge:

   * Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. and its affiliates;
   * Federated Life Members (Class A Shares only); and
   * any associated person of an investment dealer who has a sales agreement with Federated Securities Corp. Shares may also be sold without a sales charge to trusts, pensions, or profit-sharing plans for these individuals.

These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange convertible securities they already own for Shares, or they may exchange a combination of convertible securities and cash for Shares. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale.

The Fund will prepare a list of securities which are eligible for acceptance and furnish this list to brokers upon request. The Fund reserves the right to reject any security, even though it appears on the list, and the right to amend the list of acceptable securities at any time without notice to brokers or investors.

An investment broker acting for an investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. Federated Securities Corp. will determine that transmittal papers are in good order and will forward them to the Fund's custodian, State Street Bank and Trust Company. The Fund will notify the broker of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank and Trust Company.

The Fund values such securities in the same manner as the Fund values its portfolio securities. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.

TAX CONSEQUENCES

Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.

DETERMINING NET ASSET VALUE

The Fund's net asset value per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class.

Net asset value is not determined on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

   * according to the last sale price on a national securities exchange, if available, or on the basis of prices provided by an independent pricing service;
   * for most short-term obligations, according to the average of the last offer to buy and the last offer to sell the security, as provided by independent pricing services;
   * for options traded in the over-the-counter market, according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option;
   * for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
   * at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "Redeeming and Exchanging Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.

Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

CONTINGENT DEFERRED SALES CHARGE

In computing the amount of the applicable Contingent Deferred Sales Charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares; (3) Shares held for fewer than six years with respect to Class B Shares and for less than one full year from the date of purchase with respect to Class C Shares on a first-in, first-out basis.

ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has an account value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the annual valuation date. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12-month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share accounts will be not be aggregated. Any Shares purchased prior to the termination of this program would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * derive less than 30% of its gross income from the sale of securities held less than three months;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Capital gains or losses may be realized on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity.
Sales would generally be made because of:

   * the availability of higher relative yields; * differentials in market values; * new investment opportunities; * changes in creditworthiness of an issuer; or * an attempt to preserve gains or limit losses.

Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares. Any loss by a shareholder on Shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.

TOTAL RETURN

The Fund's average annual total returns based on offering price for the following periods ended March 31, 1997 were:

                DATE OF INITIAL
                    PUBLIC
SHARE CLASS      INVESTMENT      ONE-YEAR     FIVE-YEARS     TEN-YEARS  SINCE INCEPTION
Class A           12/30/86       12.28%        14.72%         12.17%        12.53%
Class B           9/27/94        12.02%         --              --          18.88%
Class C           5/3/93         16.84%         --              --          15.11%
Class F           11/12/93       16.29%         --              --          14.12%

The average annual total return for all classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming a quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investments based on the lesser of the original purchase price or the offering price of Shares redeemed.

Cumulative total return reflects Class B Shares' total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge and contingent deferred sales charge, if applicable. The Class B Shares' total return is representative of only six months of investment activity since the date of initial public offering.

YIELD

The Fund's yields for the thirty-day period ended March 31, 1997 were:

SHARE CLASS     YIELD
Class A         2.28%
Class B         1.60%
Class C         1.60%
Class F         2.10%

The yield for all classes of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by any class of Shares over a thirty-day period by the maximum offering price per Share of any class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

CURRENT DISTRIBUTIONS

Class A Shares', Class B Shares', Class C Shares', and Class F Shares average net annualized current distributions rate for the thirty days ended March 31, 1997, were 4.36%, 3.86%, 3.84% and 4.32%, respectively.

Each class of Shares calculates its current distributions daily based upon its past twelve months' income dividends and short-term capital gains distributions per Share divided by its offering price per Share on that day. Each class of Shares may reduce the time period upon which it bases its calculation of current distributions if the Adviser believes a shortened period would be more representative in light of current market conditions.

PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in the Fund's or a class of Shares' expenses; and * various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

The Fund may compare the performance of equity income funds to other types of stock funds and indices.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the convertible securities and fixed income funds categories in advertising and sales literature.
   * Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
   * Standard & Poor's Ratings Group Daily Stock Price Index of 500 Common Stocks is a composite index of common stocks in industry, transportation, and financial and public utility companies which compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.
   * Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   * Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

In addition, the Fund will, from time to time, use the following standard convertible securities indices against which it will compare its performance:
Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones Utility Index.

Advertisements and other sales literature for any class of Shares may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in any class of Shares based on quarterly reinvestment of dividends over a specified period of time.

From time to time, the Fund may advertise the performance of any class of Shares using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average. In addition, advertising and sales literature for the Fund may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Fund over certain periods of time.

Advertisements may quote performance information which does not reflect the effect of a sales charge or contingent deferred sales charge, as applicable.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 25 years' experience. As of December 31, 1996, Federated Investors managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1996, Federated Investors managed 10 money market funds, and 14 bond funds with assets approximating $17.2 billion, and $4.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated Investors introduced one of the first high-yield bond funds in the industry. In 1983, Federated Investors was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

* Source: Investment Company Institute

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank/broker dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated Investor's service to financial professionals and institutions has earned it high rankings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended March 31, 1997, are incorporated herein by reference to the Annual Report of the Fund dated March 31, 1997 (File Nos. 33-6901 and 811-4743). A copy of this Report may be obtained without charge by contacting the Fund.